Exhibit 10.2

WARRANT PURCHASE AGREEMENT

This Warrant Purchase Agreement, dated as of December 6, 2012 (this “Agreement”), is made by and among the parties listed on Schedule I attached hereto (each, a “Blackstone Investor” and collectively, the “Blackstone Investors”), and The Howard Hughes Corporation, a Delaware corporation (the “Company”).

RECITALS

WHEREAS, upon consummation of the Company’s predecessors’ plan of reorganization, the Company issued to the Blackstone Investors warrants to purchase up to an aggregate of 333,333 shares of the Company’s common stock, par value $0.01 per share (the “Warrants”); and

WHEREAS, the Company desires to purchase the Warrants from the Blackstone Investors, and the Blackstone Investors desire to sell the Warrants to the Company, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein and intending to be legally bound hereby, the Company and the Blackstone Investors hereby agree as follows:

1.              Purchase and Sale of Warrants.  At the Closing, the Company agrees to purchase the Warrants from the Blackstone Investors, and the Blackstone Investors agree to sell, transfer, assign and deliver the Warrants set forth opposite their respective names on Schedule I hereto to the Company, free and clear of any liens, security interests, encumbrances, claims, liabilities, restrictions or third party rights (each, a “Lien”).  The aggregate consideration paid to the Blackstone Investors by the Company for the Warrants shall be an amount of cash equal to NINE MILLION NINE HUNDRED AND NINETY-NINE THOUSAND NINE HUNDRED NINETY AND 00/100 DOLLARS ($9,999,990.00), or $30.00 per Warrant (the “Cash Consideration”).

2.              Closing.  The closing of the purchase and sale of the Warrants (the “Closing”) shall take place on December 7, 2012 (or on such other date as the parties shall agree).  At the Closing: (i) the Blackstone Investors shall deliver to the Company its warrant certificate evidencing the Warrants duly endorsed in blank (or other document(s) evidencing the Blackstone’s Investors’ ownership of the Warrants acceptable to the Company) and (ii) the Company shall deliver the Cash Consideration in immediately available funds by wire transfer to one or more bank accounts designated by the Blackstone Investors.

3.              Covenant.  The Blackstone Investors hereby agree, as soon as practicable after the Closing, to deliver to the Company the fully executed DTC Declaration with respect to the Warrants, in the form attached hereto as Exhibit A.

4.              Representation and Warranties of the Blackstone Investors.  Each Blackstone Investor hereby represents and warrants to the Company as follows:

(a)         Each Blackstone Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

(b)         this Agreement has been duly executed and delivered by the Blackstone Investors and constitutes the valid and binding agreement of the Blackstone Investors enforceable against the Blackstone Investors in accordance with its terms;

(c)          each Blackstone Investor is the legal and beneficial owner of the Warrants set forth opposite the name of such Blackstone Investor on Schedule I.  Each such Blackstone Investor holds its Warrants free and clear of any Liens and, at the Closing, such Blackstone Investor will transfer and deliver to the Company good and valid title to its Warrants free and clear of any Lien.

(d)         no approval, authorization, consent or filing with any governmental entity having jurisdiction over any Blackstone Investors is required by the Blackstone Investors in connection with the execution, delivery and performance of this Agreement by the Blackstone Investors;

(e)          the execution, delivery and performance of this Agreement by the Blackstone Investors does not contravene or conflict with any material agreement, contract or other instrument, or any law, rule, regulation, order or decree, binding upon or applicable to the Blackstone Investors;

(f)           each Blackstone Investor is a sophisticated investor, has performed all due diligence it deems necessary and has not relied on any representations or other statements made or information provided by the Company or any of its representatives in connection with  the consummation of the transactions contemplated herein other than as expressly set forth in Section 4 of this Agreement;

(g)          no Blackstone Investor is  party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company for an investment banking fee, commission, finder’s fee or like payment in connection with the transactions contemplated by this Agreement; and

(h)         the Blackstone Investors: (i) acknowledge that the Company possesses material non-public information not known to the Blackstone Investors that could impact the value of the Warrants and (ii) irrevocably waive any claim that they may have based on the failure of the Company to disclose such information.

5.              Representations and Warranties of the Company.  The Company hereby represents and warrants to the Blackstone Investors as follows:

(a)         the Company has full power and authority and right to execute and deliver this Agreement and to perform its obligations hereunder;

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(b)         this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms;

(c)          no approval, authorization, consent or filing is required in connection with the execution,  delivery and performance of this Agreement by the Company, except for any filing as may be required  under  the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(d)         the execution, delivery and performance of this Agreement by the Company does not contravene or conflict with: (i) the certificate of incorporation or bylaws of the Company; or (ii) with any material agreement, contract or other instrument, or any law, rule, regulation, order or decree, binding upon or applicable to the Company; and

(e)          the Company is not party to any contract, agreement or understanding with any person that would give rise to a valid claim against any Blackstone Investor for an investment banking fee, commission, finder’s fee or like payment in connection with the transactions contemplated by this Agreement.

6.              Miscellaneous.

(a)         The Blackstone Investors and the Company agree to cooperate with each other in executing and delivering all further documents necessary to effect the purchase and sale of the Warrants and agree to cooperate with each other for purposes of effecting the other terms of this Agreement.

(b)         All representations, warranties, covenants and obligations on this Agreement will survive the Closing.

(c)          Any provision of this Agreement may be amended or waived, if, but only if, such amendment or waiver is in writing and executed by the Blackstone Investors and the Company.

(d)         This Agreement shall be binding upon and inure to the benefit of each of the Blackstone Investors and the Company and their respective administrators, successors, assigns and legal representatives.

(e)          This Agreement shall be construed in accordance in accordance and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York without regard to conflict of law principles.

(f)           This Agreement contains the entire agreement for the parties hereto with respect to the purchase and sale of the Warrants, and supersedes all prior understanding and agreements of the Blackstone Investors and the Company with respect to the subject matter hereof.

(g)          This Agreement may be executed in counterparts each of which shall be and original with the same effect as if the signatures thereto and hereto were upon the same instrument.  No provision of this Agreement is intended to confer upon any person other than the Blackstone Investors and the Company any rights or remedies hereunder.

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(h)         If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such a determination, the Blackstone Investors and the Company shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Blackstone Investors and the Company as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(i)             Notices.  All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier:

(1)         if to the Company, to:

The Howard Hughes Corporation

13355 Noel Road, 22nd Floor

Dallas, Texas 75240

Attention: General Counsel

Facsimile: (214) 741-3021

(2)         if to the Blackstone Investors, to

Blackstone Real Estate Partners VI L.P.

345 Park Avenue

New York, NY 10154

Attention: A.J. Agarwal

Facsimile: (212) 583-5725

with a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Brian M. Stadler, Esq.

Facsimile: (212) 455-2502

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

THE HOWARD HUGHES CORPORATION

By:	/s/ David R. Weinreb
David R. Weinreb
Chief Executive Officer

Signature Page to Warrant Purchase Agreement

BLACKSTONE REAL ESTATE HOLDINGS VI L.P.
By: BREP VI Side-by-Side GP L.L.C., its General Partner

By:	/s/ A.J. Agarwal
Name:	A.J. Agarwal
Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS (AIV) VI L.P.
By: Blackstone Real Estate Associates VI L.P., its General Partner
By: BREA VI L.L.C., its General Partner

By:	/s/ A.J. Agarwal
Name:	A.J. Agarwal
Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VI.F L.P.
By: Blackstone Real Estate Associates VI L.P., its General Partner
By: BREA VI L.L.C., its General Partner

By:	/s/ A.J. Agarwal
Name:	A.J. Agarwal
Title:	Senior Managing Director

BLACKSTONE GGP PRINCIPAL TRANSACTION PARTNERS L.P.
By: Blackstone Real Estate Associates VI L.P., its General Partner
By: BREA VI L.L.C., its General Partner

By:	/s/ A.J. Agarwal
Name:	A.J. Agarwal
Title:	Senior Managing Director

Signature Page to Warrant Purchase Agreement

BLACKSTONE REAL ESTATE PARTNERS VI L.P.
By: Blackstone Real Estate Associates VI L.P., its General Partner
By: BREA VI L.L.C., its General Partner

By:	/s/ A.J. Agarwal
Name:	A.J. Agarwal
Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VI.TE.1 L.P.
By: Blackstone Real Estate Associates VI L.P., its General Partner
By: BREA VI L.L.C., its General Partner

By:	/s/ A.J. Agarwal
Name:	A.J. Agarwal
Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VI.TE.2 L.P.
By: Blackstone Real Estate Associates VI L.P., its General Partner
By: BREA VI L.L.C., its General Partner

By:	/s/ A.J. Agarwal
Name:	A.J. Agarwal
Title:	Senior Managing Director

Signature Page to Warrant Purchase Agreement